                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                   FORM 8 - K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 10, 2002




                      CAPITAL ONE AUTO FINANCE TRUST 2002-A
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

           Virginia                                     0 - 25762                       54 - 1719855
------------------------------------               ------------------               --------------------
(State or other jurisdiction of                    (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                         23060
--------------------------------------------------                                       ---------
   (Address of principal executive offices)                                              (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000




         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.             OTHER EVENTS
-------             ------------
                    The June 2002 Monthly Servicer Report to investors were
                    distributed July 10, 2002.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CAPITAL ONE AUTO FINANCE TRUST 2002-A

                                         By:    CAPITAL ONE BANK
                                                Servicer


                                         By:    /s/David M. Willey
                                                --------------------------------
                                                David M. Willey
                                                Executive Vice President, CFO

Date: July 10, 2002

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2002-A
                       Class A-1 1.98 % Asset Backed Notes
                       Class A-2 2.99% Asset Backed Notes
                       Class A-3 4.03% Asset Backed Notes
                       Class A-4 4.79 % Asset Backed Notes
                        Class B 8.35 % Asset Backed Notes
                       Preliminary Servicer's Certificate




-------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                               6/1/02
Monthly Period Ending:                                                 6/30/02
Prev. Distribution/Close Date:                                         6/17/02
DISTRIBUTION DATE:                                                     7/15/02
DAYS OF INTEREST FOR PERIOD:                                                28
DAYS IN COLLECTION PERIOD:                                                  30
MONTHS SEASONED:                                                             3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                  Original
Purchases                        Units     Cut-off Date        Closing Date     Pool Balance
-------------------------------------------------------------------------------------------------
Initial Purchase                74,011          4/18/02             4/23/02       $1,086,769,451
Sub. Purchase #1                13,358          5/17/02             5/21/02         $214,043,551
Sub. Purchase #2
Sub. Purchase #3
                        -------------------------------------------------------------------------
Total                           87,369                                         $1,300,813,002.37
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.            MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
--------------------------------------------------------------------------------

     {1}      Beginning of period Aggregate Principal Balance                     {1}                           $1,275,216,769.32
                                                                                                             ---------------------

     {2}      Purchase of Subsequent Receivables                                  {2}                                        0.00
                                                                                                             ---------------------

              Monthly Principal Amounts

                  {3}     Regular Principal Received                              {3}       13,647,612.10
                                                                                      --------------------
                  {4}     Prepaid Principal Received                              {4}        5,798,724.01
                                                                                      --------------------
                  {5}     Defaulted Receivables Deposit Amount                    {5}          621,697.58
                                                                                      --------------------
                  {6}     Principal Portion of Repurchased Receivables            {6}          324,838.11
                                                                                      --------------------
                  {7}     Cram Down Losses and Other Non-Cash Adjustments         {7}          (21,116.12)
                                                                                      --------------------

                  {8}     Total Monthly Principal Amounts                         {8}                               20,371,755.68
                                                                                                             ---------------------

     {9}      End of period Aggregate Receivable Balance                          {9}                           $1,254,845,013.64
                                                                                                             =====================
    {10}      Pool Factor   ( {9} / Original Pool Balance)                       {10}                                      0.9647


--------------------------------------------------------------------------------
II.           MONTHLY PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------

                                                                   ------------------------------------------------------------
                                                                        CLASS A-1     CLASS A-2    CLASS A-3       CLASS A-4
                                                                   ------------------------------------------------------------
    {11}      Original Note Balance                         {11}      $209,000,000  $349,000,000  $320,000,000   $322,000,000
                                                                   ------------------------------------------------------------

    {12}      Beginning of period Note Balance              {12}       184,171,647   349,000,000   320,000,000    322,000,000
                                                                   ------------------------------------------------------------

    {13}      Noteholders' Principal Distributable Amount   {13}        19,760,603             0             0              0
    {14}      Noteholders' Accelerated Principal Amount     {14}                 0             0             0              0
    {15}      Optional Note Redemption Principal Amount     {15}                 0             0             0              0
                                                                   ------------------------------------------------------------

    {16}      End of period Note Balance                    {16}       164,411,044   349,000,000   320,000,000    322,000,000
                                                                   ============================================================

    {17}      Note Pool Factors  ( {16} / {11} )            {17}            0.7867        1.0000        1.0000         1.0000
                                                                   ============================================================

                                                                   -----------------------------
                                                                       CLASS B         TOTAL
                                                                   -----------------------------
    {11}      Original Note Balance                         {11}    $65,040,000  $1,265,040,000
                                                                   -----------------------------

    {12}      Beginning of period Note Balance              {12}     52,600,796  $1,227,772,444
                                                                   -----------------------------

    {13}      Noteholders' Principal Distributable Amount   {13}        611,153      20,371,756
    {14}      Noteholders' Accelerated Principal Amount     {14}     10,090,044      10,090,044
    {15}      Optional Note Redemption Principal Amount     {15}              0               0
                                                                   -----------------------------

    {16}      End of period Note Balance                    {16}     41,899,600  $1,197,310,644
                                                                   =============================

    {17}      Note Pool Factors  ( {16} / {11} )            {17}         0.6442          0.9465
                                                                   =============================


--------------------------------------------------------------------------------
III.          RECONCILIATION OF PRE-FUNDING ACCOUNT:
--------------------------------------------------------------------------------

    {18}      Beginning of period Pre-Funding Account balance                      {18}                                     $0.00
                                                                                                             ---------------------
    {19}      Purchase of Subsequent Receivables                                   {19}                0.00
                                                                                        --------------------
    {20}      Investment Earnings                                                  {20}                0.00
                                                                                        --------------------
    {21}      Investment Earnings Transfer to Collections Account                  {21}                0.00
                                                                                        --------------------
    {22}      Payment of Mandatory Prepayment Amount                               {22}                0.00
                                                                                        --------------------
    {23}      Mandatory Reduction of the Prefunding Account After Final Addition   {23}                0.00
                                                                                        --------------------
    {24}      End of period Pre-Funding Account balance                            {24}                                     $0.00
                                                                                                             ---------------------

--------------------------------------------------------------------------------
IV.           RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------

Available Funds:

    {25}     Scheduled and Prepayment Principal Cash Received                     {25}       19,446,336.11
                                                                                       --------------------
    {26}     Liquidation Proceeds Collected during period                         {26}          351,110.92
                                                                                       --------------------
    {27}     Receivables Repurchase Amounts                                       {27}          324,838.11
                                                                                       --------------------
    {28}     Interest and Fees Collected on Receivables                           {28}       17,260,585.44
                                                                                       --------------------
    {29}     Recoveries on Previously Defaulted Receivables                       {29}                0.00
                                                                                       --------------------
    {30}     Advances from the Reserve Fund                                       {30}                0.00
                                                                                       --------------------
             Investment Earnings on Trust Accounts

    {31}        Collection Account                                                {31}           42,408.19
                                                                                       --------------------
    {32}        Transfer from Reserve Fund                                        {32}           21,283.81
                                                                                       --------------------
    {33}        Transfer from Pre-Funding Account                                 {33}                0.00
                                                                                       --------------------
    {34}     Transfer from the Pre-Funding Account                                {34}                0.00
                                                                                       --------------------
    {35}     Optional Note Redemption Prepayment Amount                           {35}                0.00
                                                                                       --------------------
    {36}     Class B Noteholder's Accelerated Principal Amount Not Distributed
             in Prior Month                                                       {36}                0.00
                                                                                       --------------------
    {37}     Total Available Funds                                                {37}                              37,446,562.58
                                                                                                             ---------------------

DISTRIBUTIONS:
    {38}     Trustees' Fees                                                       {38}                0.00
                                                                                       --------------------
    {39}     Servicing Fees                                                       {39}        2,831,342.77
                                                                                       --------------------

             Class A Noteholders' Note Interest
             -------------------------------------------------------------------
                        BEGINNING   INTEREST                          CALCULATED
               CLASS  NOTE BALANCE    RATE     DAYS    DAYS BASIS      INTEREST
             -------------------------------------------------------------------
    {40}        A-1   $184,171,647  1.98000%    28   Actual days/360   $283,624   {40}          283,624.34
                                                                                      --------------------
    {41}        A-2   $349,000,000  2.99000%    30        30/360         869,592  {41}          869,591.67
                                                                                      --------------------
    {42}        A-3   $320,000,000  4.03000%    30        30/360       1,074,667  {42}        1,074,666.67
                                                                                      --------------------
    {43}        A-4   $322,000,000  4.79000%    30        30/360       1,285,317  {43}        1,285,316.67
             -------------------------------------------------------------------      --------------------

    {44}     Note Insurer Premiums                                                {44}          274,206.72
                                                                                      --------------------
    {45}     Reimbursement Obligations due Note Insurer                           {45}                0.00
                                                                                      --------------------

             Class B Noteholders' Primary Note Interest

                ----------------------------------------------------------------------
                           BEGINNING    INTEREST                          CALCULATED
                CLASS    NOTE BALANCE     RATE     DAYS    DAYS BASIS      INTEREST
                ----------------------------------------------------------------------
         {46}   Class B  $52,600,796    8.35000%    30   Actual days/360   366,014      {46}       366,013.88
                ----------------------------------------------------------------------       ----------------


             {47}   Class A Noteholders' Principal Payment Amount                           {47}    19,760,603.01
                                                                                                 ----------------
             {48}   Accrued and Unpaid Premium and Reimbursement Obligations, due Note
                    Insurer                                                                 {48}             0.00
                                                                                                 ----------------
             {49}   Deposit to Reserve Account, to Required Level                           {49}             0.00
                                                                                                 ----------------
             {50}   Class A Noteholder's Accelerated Principal Amount (if in an event of default under the indenture or, under certain circumstances, an
                    insurance agreement event of default)                                   {50}             0.00
                                                                                                 ----------------
             {51}   Class B Noteholders' Principal Payment Amount                           {51}       611,152.67
                                                                                                 ----------------
             {52}   Class B Noteholder's Accelerated Principal Amount                       {52}    10,090,044.20
                                                                                                 ----------------
             {53}   Optional Note Redemption Amount                                         {53}             0.00
                                                                                                 ----------------
             {54}   Other Amounts Due to the Trustees                                       {54}             0.00
                                                                                                 ----------------
             {55}   Servicer Transition Expenses                                            {55}             0.00
                                                                                                 ----------------
             {56}   Indenture Trustee Title Expenses                                        {56}             0.00
                                                                                                 ----------------
             {57}   Class B Excess Interest                                                 {57}             0.00
                                                                                                 ----------------
             {58}   Distribution to the equity certificate holder                           {58}             0.00
                                                                                                 ----------------
    {59}  Total Distributions                                                               {59}                      37,446,562.58
                                                                                                                   =================


--------------------------------------------------------------------------------
V.        RECONCILIATION OF RESERVE ACCOUNT:
--------------------------------------------------------------------------------

    {60}  BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                                       {60}                     $13,008,130.02

          DEPOSITS TO RESERVE ACCOUNT
             {61}     Investment Earnings                                                   {61}       21,283.81
                                                                                                 ----------------
             {62}     Initial Reserve Deposit                                               {62}               -
                                                                                                 ----------------
             {63}     Capitalized Interest Amount                                           {63}               -
                                                                                                 ----------------
             {64}     Deposits Related to Subsequent Receivables Purchases                  {64}               -
                                                                                                 ----------------
             {65}     Total Additions                                                       {65}                         $21,283.81
                                                                                                                   -----------------

          PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT
             {66}     Transfer of Investment Earnings to Collection Account                 {66}      (21,283.81)
                                                                                                 ----------------
             {67}     Advances to Collection Account - Priority (1) through (7)             {67}               -
                                                                                                 ----------------
             {68}     Total Priority Withdrawals                                            {68}                        ($21,283.81)
                                                                                                                   -----------------

    {69}  RESERVE ACCOUNT SUBTOTAL                                                          {69}                     $13,008,130.02
                                                                                                                   -----------------
             {70}     Reserve Account Requirement                                           {70}   13,008,130.02
                                                                                                 ----------------
             {71}     Reserve Account Excess / (Shortfall)                                  {71}               -
                                                                                                 ----------------
    {72}  DEPOSIT TO / (WITHDRAWAL FROM) RESERVE FUND, TO REQUIRED LEVEL                    {72}                              $0.00
                                                                                                                   -----------------
    {73}  RESERVE ACCOUNT PRIMARY BALANCE                                                   {73}                     $13,008,130.02
                                                                                                                   -----------------

          SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT
             {74}     Advances to Collection Account - Priority (10), (16) and (17)
                      (limited to excess amounts on deposit)                                {74}               -
                                                                                                 ----------------
             {75}     Advances to Collection Account - Priority (12) through (15)           {75}               -
                                                                                                 ----------------
             {76}     Return of Excess to Equity Certificate Holder                         {76}               -
                                                                                                 ----------------
             {77}     Total Subordinate Withdrawals                                         {77}                                  -
                                                                                                                   -----------------

    {78}  END OF PERIOD RESERVE ACCOUNT BALANCE                                             {78}                      13,008,130.02
                                                                                                                   =================

--------------------------------------------------------------------------------
VI.       CALCULATION OF RESERVE ACCOUNT REQUIREMENT
--------------------------------------------------------------------------------

          IF PRIOR TO ACCELERATED RESERVE FUND EVENT:

             Lesser of:
    {79}               (1) Ending Aggregate Note Balance                                    {79}                   1,197,310,644.09
                                                                                                                   -----------------
                -or--
    {80}               (2) 1.0% of Aggregate Receivables Balance as of the latest
                           Cut-Off Date                                                     {80}                      13,008,130.02
                                                                                                                   -----------------

                                                                                                                   -----------------
    {81}                  REQUIREMENT                                                       {81}                      13,008,130.02
                                                                                                                   -----------------

          IF ACCELERATED RESERVE FUND EVENT:

             Lesser of:
    {82}               (1) Ending Aggregate Note Balance                                    {82}                   1,197,310,644.09
                                                                                                                   -----------------
                -or--
                       (2) Greater of:

    {83}                   (a) 3.0% of Original Receivable Balance                          {83}   39,024,390.07
                                                                                                 ----------------
    {84}                      -or--                                                         {84}                      69,324,662.67
                                                                                                                   -----------------
    {85}                   (b) 6.0% of Current Outstanding Class A Note
                               Principal Balance                                            {85}   69,324,662.67
                                                                                                 ----------------

                                                                                                                   -----------------
    {86}                  REQUIREMENT                                                       {86}                      69,324,662.67
                                                                                                                   -----------------

--------------------------------------------------------------------------------
VII.      CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
--------------------------------------------------------------------------------

    {87}     Principal Collections                                                          {87}    20,371,755.68
                                                                                                 ----------------
    {88}     End of Period Aggregate Receivables Balance + Prefunding Amount                {88} 1,254,845,013.64
                                                                                                 ----------------
    {89}     Targeted Class A Note Balance (line {84} X 88%)                                {89} 1,104,263,612.00
                                                                                                 ----------------
    {90}     Class A Aggregate Outstanding Principal Balance (Start of Period)              {90} 1,175,171,647.49
                                                                                                 ----------------

             Allocable to Class A Notes:
             Lesser of:
    {91}     Principal Collections X 97%                                                    {91}    19,760,603.01
                                                                                                 ----------------
    {92}     Payment Amount Necessary to Reduce Class A Balance to
             Required Level (line {86} - {85})                                              {92}    70,908,035.49
                                                                                                 ----------------
    {93}     Refund of Amounts on Deposit in the Pre-Funding Account                        {93}             0.00
                                                                                                 ----------------

                                                                                                                   -----------------
    {94}     Class A Principal Payment Amount (Minimum of {89} and {90})                    {94}                      19,760,603.01
                                                                                                                   -----------------

             Allocation to Class B Notes:
                                                                                                                   -----------------
    {95}     Principal Collections X 3%                                                     {95}                         611,152.67
                                                                                                                   -----------------

             IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.






                                   OFFICERS' CERTIFICATE

                  The undersigned hereby certifies that (i) he or she is an
             Authorized Officer of Capital One Auto Finance (the "Servicer"), and (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 2.02 (c) of the Servicing Agreement (the "Servicing Agreement") dated as of April 23, 2002 by and among Capital One Auto Finance Trust 2002-A, as the Issuer, JP Morgan Chase Bank, Trustee, and the Servicer.


             CAPITAL ONE AUTO FINANCE



             Capital One Auto Finance, as Servicer


             By:
                                        --------------------------
             Name:                      Jeffery Elswick
             Title:                     Manager, Securitization
             Date:                      07/15/02

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2002-A
                       Class A-1 1.98% Asset Backed Notes
                       Class A-2 2.99% Asset Backed Notes
                       Class A-3 4.03% Asset Backed Notes
                       Class A-4 4.79% Asset Backed Notes
                        Class B 8.35% Asset Backed Notes
                             Servicer's Certificate


-----------------------------------------------------
MONTHLY PERIOD BEGINNING:                     6/1/02
MONTHLY PERIOD ENDING:                       6/30/02
PREV. DISTRIBUTION/CLOSE DATE:               6/17/02
DISTRIBUTION DATE:                           7/15/02
DAYS OF INTEREST FOR PERIOD:                      28
DAYS IN COLLECTION PERIOD:                        30
MONTHS SEASONED:                                   3
-----------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
I.            MONTHLY PERIOD NOTE BALANCE CALCULATION:           CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4
                                                                 ---------     ---------     ---------     ---------
     {1}      Original Note Balance                     {1}   $209,000,000  $349,000,000  $320,000,000  $322,000,000
---------------------------------------------------------------------------------------------------------------------

     {2}      Beginning of period Note Balance          {2}   $184,171,647  $349,000,000  $320,000,000  $322,000,000

     {3}      End of period Note Balance                {3}   $164,411,044  $349,000,000  $320,000,000  $322,000,000
                                                            =========================================================

     {4}      Note Pool Factors  {3} / {1}              {4}          0.787         1.000         1.000         1.000
                                                            =========================================================

---------------------------------------------------------------------------------------
I.            MONTHLY PERIOD NOTE BALANCE CALCULATION:          CLASS B           TOTAL
                                                                -------           -----
     {1}      Original Note Balance                     {1} $65,040,000  $1,265,040,000
---------------------------------------------------------------------------------------

     {2}      Beginning of period Note Balance          {2} $52,600,796  $1,227,772,444

     {3}      End of period Note Balance                {3} $41,899,600  $1,197,310,644
                                                           ============================

     {4}      Note Pool Factors  {3} / {1}              {4}       0.644           0.946
                                                           ============================

--------------------------------------------------------------------------------
II.           MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-------------------------------------------------------------------------------

                                                                                          ----------------------------------------
                                                                                                   CUMULATIVE              PERIOD
                                                                                          ----------------------------------------
      {5}     Beginning number of Receivables                                         {5}              74,011              86,598
      {6}     Number of Subsequent Receivables Purchased                              {6}              13,358                   0
      {7}     Number of Receivables Defaulted during period                           {7}                  42                  42
      {8}     Number of Receivables becoming Purchased Receivables during period      {8}                  61                  22
      {9}     Number of Receivables paid off during period                            {9}               1,285                 553
                                                                                          ----------------------------------------
     {10}     Ending number of Receivables                                           {10}              85,981              85,981
                                                                                          ----------------------------------------

--------------------------------------------------------------------------------
III.            STATISTICAL DATA:  (CURRENT AND HISTORICAL)
--------------------------------------------------------------------------------

                                                                          ----------------------------------------------------
                                                                           ORIGINAL         PREV. MONTH             CURRENT
                                                                          ----------------------------------------------------
     {11}     Weighted Average APR of the Receivables              {11}       15.49%            15.75%               15.75%
     {12}     Weighted Average Remaining Term of the Receivables   {12}       60.54             60.64                59.73
     {13}     Weighted Average Original Term of Receivables        {13}       62.50             62.50                62.50
     {14}     Average Receivable Balance                           {14}     $14,684           $14,726              $14,591
                                                                          ----------------------------------------------------

--------------------------------------------------------------------------------
IV.             DELINQUENCY:
--------------------------------------------------------------------------------

                                                                          --------------------------------------------------
Receivables with Scheduled Payment delinquent                               UNITS            DOLLARS            PERCENTAGE
                                                                          --------------------------------------------------
     {15}     31-60 days                                           {15}     1,771          25,332,865               1.99%
     {16}     61-90 days                                           {16}       312           4,260,522               0.33%
     {17}     91-120 days                                          {17}        44             591,749               0.05%
                                                                          --------------------------------------------------
     {18}     Receivables with Scheduled Payment delinquent
              more than 60 days at end of period                   {18}       356          $4,852,272               0.38%
                                                                          --------------------------------------------------

--------------------------------------------------------------------------------
V.              PERFORMANCE TESTS:
--------------------------------------------------------------------------------

DELINQUENCY RATIO

     {19}     Receivables with Scheduled Payment delinquent more
              than 60 days at end of period ( line {18})                           {19}          $4,852,272
                                                                                        --------------------
     {20}     Beginning of period Principal Balance                                {20}       1,275,216,769
                                                                                        --------------------

     {21}     Delinquency Ratio {16} + {17} divided by {20}                        {21}                                     0.38%
                                                                                                              --------------------
     {22}     Previous Monthly Period Delinquency Ratio                            {22}                                     0.11%
                                                                                                              --------------------
     {23}     Second previous Monthly Period Delinquency Ratio                     {23}                                     0.01%
                                                                                                              --------------------

     {24}     Average Delinquency Ratio ({21} + {22} + {23}) / 3                   {24}                                     0.17%
                                                                                                              --------------------


-----------------------------------------------------------------------------------
              Compliance with Accelerated Reserve Fund Trigger? (Average
              Delinquency Ratio is less than or equal to 3% months 1-12, 4%
              months 13-24, 5% months 25-36 and 5.5% thereafter)                Yes

              Compliance with Insurance Agreement Event of Default? (Average
              Delinquency Ratio is less than or equal to 4% months 1-12, 5%
              months 13-24, 6% months 25-36 and 6.5% thereafter)                Yes
-----------------------------------------------------------------------------------

CUMULATIVE NET CHARGE-OFF RATE

     {25}     Net Losses since Initial Cut-off Date (Beginning of Period)          {25}                                   $27,701
                                                                                                              --------------------
     {26}       Receivables becoming Defaulted Receivables during period           {26}            $621,698
                                                                                        --------------------
     {27}       Cram Down Losses and other non-cash Adjustments occurring
                during period                                                      {27}            ($21,116)
                                                                                        --------------------
     {28}       Liquidation Proceeds collected during period                       {28}            $351,111
                                                                                        --------------------
     {29}       Recoveries on Defaulted Receivables during period                  {29}                  $0
                                                                                        --------------------
     {30}       Net Losses during period {26} + {27} - {28} - {29}                 {30}            $249,471
                                                                                        --------------------
     {31}     Net Losses since Initial Cut-off Date (End of Period)                {31}                                  $277,172
                                                                                                              --------------------
     {32}     Cumulative Net Loss Rate ({31}) / {Original Aggregate
              Principal Balance}                                                   {32}                                     0.02%
                                                                                                              --------------------

              -------------------------------------------------------------------------------------------------------------------
              Compliance with Accelerated Reserve Fund Trigger?      Cumulative Net Loss Rate is less than or equal to:  N/A  Yes
              Compliance with Insurance Agreement Event of Default?  Cumulative Net Loss Rate is less than or equal to:  N/A  Yes
              -------------------------------------------------------------------------------------------------------------------


EXTENSION RATE

     {33}     Number of Receivables extended during current period                 {33}                 172
                                                                                        --------------------
     {34}     Beginning of Period Loans Outstanding                                {34}              86,598
                                                                                        --------------------
     {35}     Extension Rate {33} divided by {34}                                  {35}                                     0.20%
                                                                                                              --------------------
     {36}     Previous Monthly Extension Rate                                      {36}                                     0.20%
                                                                                                              --------------------
     {37}     Second previous Monthly Extension Rate                               {37}                                     0.07%
                                                                                                              --------------------

     {38}     Average Extension Rate ({35} +{36} +{37}) / 3                        {38}                                     0.16%
                                                                                                              --------------------

              ----------------------------------------------------------------------------------------------------------------------
              Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                               Yes
              ----------------------------------------------------------------------------------------------------------------------